FDP SERIES, INC.
Marsico Growth FDP Fund
 (the “Fund”)

     Supplement dated October 9, 2015
to the Statement of Additional Information dated September 28, 2015

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Marsico Growth FDP Fund” is deleted in its entirety and replaced with the following:

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital, and co-manages the Marsico Growth FDP Fund. Mr. Marsico has over 35 years of experience in the investment management field as a securities analyst and a portfolio manager.

Coralie Witter, CFA, co-manages the Marsico Growth FDP Fund. Ms. Witter is a senior analyst who joined Marsico in June 2004. She was awarded the designation of Chartered Financial Analyst in 1998. She has over 20 years of experience in the financial services industry, most of which has involved equity research. Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research and the lead analyst covering the restaurant industry, and covered various internet companies for several years. Ms. Witter graduated from the University of Colorado with a Bachelor’s degree in International Affairs.

The section entitled “Management and Advisory Arrangements — Marsico Growth FDP Fund — Other Funds and Accounts Managed by Portfolio Managers” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Marsico Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended May 31, 2015.

		Registered Investment Companies	Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas F. Marsico	17	$6,570	7	$766	41*	$3,459
Coralie Witter	10	$5,502	6	$731	34*	$3,368
*	One of the ‘other accounts’ is a wrap fee platform which includes approximately 2,040 underlying clients for total assets of approximately $761 million and two of the ‘other accounts’ represent model portfolios with total assets of approximately $1,124 million.

Mr. Marsico and Ms. Witter managed no accounts that are subject to an advisory fee under which compensation is based on a share of the capital gains upon or capital appreciation of the account, e.g., performance fees.

Shareholders should retain this Supplement for future reference.

SAI-FDP-1015SUP